UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2025

RHYTHM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38223	46-2159271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

222 Berkeley Street

12th Floor

Boston, MA 02116

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (857) 264-4280

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RYTM	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

On March 14, 2025, Rhythm Pharmaceuticals, Inc. (the “Company”) entered into a termination agreement (the “Termination Agreement”) with RareStone Group Ltd. (“RareStone”) and RareStone Medicine (Shenzhen) Co., Ltd. (“RareStone Shenzhen”), pursuant to which the Company, RareStone and RareStone Shenzhen have mutually agreed to terminate (i) the Exclusive License Agreement between the Company and RareStone, dated December 3, 2021 (the “License Agreement”); and (ii) the Share Purchase Agreement between the Company and RareStone, dated December 3, 2021 (the “Share Purchase Agreement”, and with the License Agreement the “RareStone Agreements”).

Under the Termination Agreement, the Company has agreed to pay $6.3 million as a repayment of a portion of the upfront payment made pursuant to Section 7.1 of the License Agreement.  In connection with the Termination Agreement, the Company and RareStone also entered into a Share Repurchase Agreement dated March 14, 2025, pursuant to which the Company has agreed to convey all of the shares acquired under the original Share Purchase Agreement back to RareStone, for no additional consideration.

Pursuant to the Termination Agreement, the RareStone Agreements shall be terminated and all rights and obligations under such agreements shall cease.  In addition, each party to the Termination Agreement will discharge and release the other parties, subsidiaries, divisions, affiliates, predecessors, successors, and each of their past and present officers, directors, employees, attorneys, agents, affiliates, assigns, and representatives of and from any and all claims, demands, actions, or causes of action, known or unknown, contingent or non-contingent, which the parties may or might have against them, by reason of any general, special, or consequential damages, losses, or potential losses, arising out of and/or relating to the RareStone Agreements.

A description of the material terms of each of the License Agreement and the Share Purchase Agreement is set forth under Item 1.01 of the Company’s Current Report on Form 8-K filed on December 8, 2021 and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On March 20, 2025, the Company issued the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K regarding the Termination Agreement.

The information contained in Item 7.01 of this Current Report (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit 99.1 shall be deemed to be furnished, and not filed.

Exhibit
No.	Description
99.1	Press release dated March 20, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHYTHM PHARMACEUTICALS, INC.

Date: March 20, 2025	By:	/s/ Hunter Smith
Hunter Smith
Chief Financial Officer